UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA U.S. VALUE FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT FPA U.S. VALUE FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1:  Report to Shareholders.

FPA U.S. Value Fund, Inc.

Semi-Annual Report

June 30, 2017

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

In the second quarter, the Fund's performance was 1.98%. It underperformed the total return of the S&P 500 and the Morningstar Large Blend Fund Average by 1.11% and 0.94%, respectively.1

A majority of the Fund's underperformance in the second quarter of 2017 was due to three factors. First, the performance of the Fund's 24% disclosed exposure to mid-cap companies trailed that of large-cap companies by 0.45%. Second, the Fund's continued underweighting to the IT sector, at approximately 10% of the Fund's disclosed exposure compared to 22% for the S&P 500. The Fund's lower exposure continues to hurt performance because the IT sector has meaningfully outperformed the S&P 500 since the strategy's inception in September 2015.

Source: Capital IQ.

1  Source: Morningstar.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Source: Capital IQ.

Source: Capital IQ.

Third, media, at approximately 18% of the Fund's disclosed exposure, underperformed the market due to renewed concerns about the industry's ongoing advertising market share losses to companies with large digital advertising businesses, such as Alphabet (NASDAQ: GOOG) and Facebook (NASDAQ: FB). As a result, three of the Fund's largest detractors to performance during the quarter were Twenty First Century Fox, CBS Corp, and

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Continued

AMC Networks. My view is that the growth of non-advertising related revenue streams at these companies will more than make up for any potential loss in advertising revenue. However, if that is not the case, the Fund's largest investment, GOOG, should help serve as a partial hedge. For a detailed investment thesis on the Fund's media investments, please refer to my special presentation for Q3 2015, which is available at http://fpafunds.com/docs/fpa-us-value-fund-information/2015-q3-us-value-special-presentation-finalA647A1FA19B6.pdf?sfvrsn=2. Given current trends, it should be no surprise that GOOG was one of the Fund's top contributors to performance in this year's second quarter.

Source: Capital IQ.

After a poor first quarter performance, Tempur Sealy (TPX) shares rebounded strongly in Q2 2017, after the company reported encouraging first quarter earnings and healthy sales over the Memorial Day holiday period, which is one of the industry's largest selling seasons. As I discussed in last quarter's shareholder letter, nothing has altered my view regarding the long-term fundamentals of this company.

Key Performers

Winners[2]	Losers[2]
Tempur Sealy Intl.	Twenty First Century Fox
Alphabet	HD Supply Holdings
Houghton Mifflin Harcourt	CBS Corp
Whirlpool	Cardinal Health
Delta Air Lines	AMC Networks

2  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter. Contribution is presented as the gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. Past performance does not guarantee future results.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Continued

On a gross return basis,3 U.S. Value's top five winners contributed approximately 2.34%, while its top five losers cost the Fund 2.18%.

Portfolio Activity

Valuations improved for several of the Fund's higher-conviction, larger-sized positions during the quarter, so the Fund trimmed certain disclosed health care, media and household durables investments. The Fund also sold AIG and Disney. These portfolio changes helped fund newly disclosed investments in Airbus SE, LabCorp, Goodyear Tire & Rubber, Allegiant Travel and WPP PLC. While the risk-adjusted returns in these new securities are attractive, the hope is that they become even more so. The position sizes for these newly disclosed investments currently range from approximately 1% to 2%, so there is ample room to increase position sizes should valuations become more attractive.

There were some notable changes in disclosed sector exposures at the end of the first quarter compared to the end of the first quarter. Consumer Discretionary was trimmed to 36.1% from 36.9%; Health Care declined to 19.8% from 24.5%; Industrials increased from 6.8% to 11.5%; Information Technology grew from 9.0% to 9.6%; Consumer Staples increased from 5.1% to 5.5%; Real Estate moved from 4.2% to 4.3%; Financials declined from 4.9% to 3.8%; and Materials remained at 1.7%. The Fund continued to have no disclosed exposure to Energy, Utilities and Telecommunication Services.

Portfolio Profile

At the end of the second quarter, the Fund had 36 disclosed positions, up from 33 on March 31. Since I continue to find the most value in large-cap companies, the weighted average market capitalization of the Fund's disclosed holdings was approximately $91 billion at quarter-end compared to approximately $86 billion at the end of the first quarter. The top 10 positions accounted for approximately 45% of the portfolio as of June 30, 2017. As of that date, approximately 56% of disclosed investments were in large-cap companies, with 24% invested in mid-cap and 10% in mega-cap. Cash & equivalents and undisclosed investments accounted for the remaining 8%. Approximately 84% of the Fund's disclosed positions was invested in U.S. companies.

The investment portfolio ended the second quarter priced at an approximate 20% discount to my estimate of its intrinsic value compared to a 21% discount at the end of the first quarter. This assumes no change to the U.S. corporate tax rate. However, given the portfolio's large exposure to U.S. businesses paying at or close to a full effective tax rate, corporate tax reform that lowers the U.S. tax rate to ~25% would likely have a positive impact on the portfolio companies' earnings.

Based on consensus estimates for 2017, at the end of the second quarter, the portfolio had a forward weighted average P/E4 of 14.6x and a forecasted EPS5 growth rate of 13.3% over the next two years. As valuations have continued to move up with the market, I have selectively sold covered call options on positions where premiums were healthy and strike prices were at levels where positions could be trimmed or sold outright. In total, the Fund had covered calls written against just over 7% of the portfolio.

The Fund's investment objective is long-term growth of capital, with current income as a secondary consideration. The Fund seeks to deliver returns in excess of the S&P 500 Index over full market cycles. By

3  Gross returns are before fees and expenses.

4  P/E (Price-to-Earnings Ratio) is a ratio for valuing a company that measures its current share price relative to its per-share earning.

5  EPS (Earnings Per Share) is the portion of a company's profit allocated to each outstanding share of common stock. It serves as an indicator of a company's profitability.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Continued

design, the portfolio is unique in its construct in order to achieve this. As of June 30, approximately 28% of the disclosed portfolio was invested in 14 companies that are not in the S&P 500. Additionally, over 64% of the disclosed portfolio was invested in 22 companies that comprise just over 11% of the S&P 500. Over 40% of the Fund's exposure resides within three industries.

Given these positions, investors should expect that over any given quarter, year, or years, the Fund could have highly divergent results compared to the market. However, I believe the philosophy of focusing investments in high-quality companies within secularly healthy, growing industries at cheap valuations best positions the Fund to deliver on its stated objective and goal.

Conclusion

I remain enthusiastic about the Fund's investments and their prospective returns over the long term. Compared to the broader market, I believe our portfolio is of higher quality, has greater potential for earnings growth, and is less financially levered. Even better, based on consensus estimates, our portfolio's securities, taken together, trade at a sizable discount to the S&P 500's forward P/E and to my estimate of their intrinsic value.

I look forward to delivering value for shareholders over the coming years. Your confidence and continued support is truly appreciated.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager

July 2017

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. VALUE FUND, INC.
PORTFOLIO SUMMARY

June 30, 2017 (Unaudited)

Common Stocks		97.1%
Entertainment Content	17.8%
Health Care Supply Chain	12.6%
Internet Media	6.1%
Food & Drug Stores	5.5%
Other Common Stocks	4.9%
Entertainment Facilities	4.4%
Airlines	4.1%
Home & Office Furnishings	3.5%
Consumer, Cyclical	3.4%
Home Improvement	3.3%
Real Estate Services	2.8%
Publishing & Broadcasting	2.6%
Aircraft & Parts	2.1%
Industrial Distribution & Rental	2.0%
Managed Care	2.0%
Insurance Brokers	2.0%
Specialty Pharma	2.0%
Health Care Services	1.9%
Communications Equipment	1.9%
Diversified Banks	1.8%
Professional Services	1.8%
Specialty Chemicals	1.7%
Infrastructure Software	1.6%
Home Products Stores	1.6%
REIT	1.5%
Health Care Facilities	1.2%
Advertising & Marketing	1.0%
Call Options Written		(0.3)%
Short-term Investments		1.7%
Other Assets And Liabilities, Net		1.5%
Net Assets		100.0%

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2017
(Unaudited)

COMMON STOCKS	Shares	Fair Value
ENTERTAINMENT CONTENT — 17.8%
AMC Networks, Inc. (Class A)*	31,750	$1,695,767
CBS Corporation (Class B)	98,850	6,304,653
Discovery Communications, Inc. (Class C)*	71,200	1,794,952
Time Warner, Inc.	57,200	5,743,452
Twenty-First Century Fox, Inc. (Class A)	203,000	5,753,020
		$21,291,844
HEALTH CARE SUPPLY CHAIN — 12.6%
AmerisourceBergen Corporation	43,600	$4,121,508
Cardinal Health, Inc.	52,300	4,075,216
Express Scripts Holding Co.*	40,000	2,553,600
McKesson Corporation	26,550	4,368,537
		$15,118,861
INTERNET MEDIA — 6.1%
Alphabet, Inc. (Class C)*	7,973	$7,245,304
FOOD & DRUG STORES — 5.5%
CVS Health Corporation	81,040	$6,520,478
ENTERTAINMENT FACILITIES — 4.4%
Madison Square Garden Co. (The) (Class A)*	26,700	$5,257,230
AIRLINES — 4.1%
Delta Air Lines, Inc.	45,200	$2,429,048
Southwest Airlines Co.	39,800	2,473,172
		$4,902,220
HOME & OFFICE FURNISHINGS — 3.5%
Tempur Sealy International, Inc.*	78,300	$4,180,437
CONSUMER, CYCLICAL — 3.4%
Allegiant Travel Co.	13,100	$1,776,360
Goodyear Tire & Rubber Co. (The)	65,200	2,279,392
		$4,055,752
HOME IMPROVEMENT — 3.3%
Whirlpool Corporation	20,500	$3,928,210

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
REAL ESTATE SERVICES — 2.8%
Jones Lang LaSalle, Inc.	16,850	$2,106,250
Realogy Holdings Corporation	37,500	1,216,875
		$3,323,125
PUBLISHING & BROADCASTING — 2.6%
Houghton Mifflin Harcourt Co.*	253,100	$3,113,130
AIRCRAFT & PARTS — 2.1%
Airbus SE (France)	29,850	$2,454,708
INDUSTRIAL DISTRIBUTION & RENTAL — 2.0%
HD Supply Holdings, Inc.*	78,500	$2,404,455
MANAGED CARE — 2.0%
Anthem, Inc.	12,750	$2,398,658
INSURANCE BROKERS — 2.0%
Willis Towers Watson plc (Britain)	16,400	$2,385,544
SPECIALITY PHARMA — 2.0%
Allergan plc	9,700	$2,357,973
HEALTH CARE SERVICES — 1.9%
Laboratory Corporation of America Holdings*	15,070	$2,322,890
COMMUNICATIONS EQUIPMENT — 1.9%
Apple, Inc.	15,600	$2,246,712
DIVERSIFIED BANKS — 1.8%
Citigroup, Inc.	32,750	$2,190,320
PROFESSIONAL SERVICES — 1.8%
IWG plc (Switzerland)	506,500	$2,133,440
SPECIALTY CHEMICALS — 1.7%
Axalta Coating Systems Ltd.*	64,300	$2,060,172

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
INFRASTRUCTURE SOFTWARE — 1.6%
Oracle Corporation	38,700	$1,940,418
HOME PRODUCTS STORES — 1.6%
Kingfisher plc (Britain)	495,000	$1,938,651
REIT — 1.5%
Medical Properties Trust, Inc.	140,500	$1,808,235
HEALTH CARE FACILITIES — 1.2%
HCA Holdings, Inc.*	16,500	$1,438,800
ADVERTISING & MARKETING — 1.0%
WPP plc (Britain)	56,800	$1,194,023
OTHER COMMON STOCKS — 4.9%		$5,913,971
TOTAL COMMON STOCKS — 97.1% (Cost $105,798,559)		$116,125,561
CALL OPTIONS WRITTEN
Apple, Inc. Call-Strike $160.00; expires 01/19/18; 15,600* (Link Brokers Derivatives Corp. Counterparty)	(15,600)	$(61,620)
Delta Air Lines, Inc. Call-Strike $57.50; expires 01/19/18; 45,200* (Link Brokers Derivatives Corp. Counterparty)	(45,200)	(122,944)
HCA Holdings, Inc. Call-Strike $90.00; expires 01/19/18; $16,500* (Link Brokers Derivatives Corp. Counterparty)	(16,500)	(74,250)
Southwest Airlines Co. Call-Strike $65.00; expires 01/19/18; 39,800* (Link Brokers Derivatives Corp. Counterparty)	(39,800)	(147,260)
TOTAL CALL OPTIONS WRITTEN — (0.3)%
(Premiums received $478,715)		$(406,074)
TOTAL INVESTMENT SECURITIES — 96.8% (Cost $105,319,844)		$115,719,487

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS
State Street Bank Repurchase Agreement — 0.12% 7/3/2017 (Dated 06/30/2017, repurchase price of $2,070,021, collateralized by $2,030,000 principal amount U.S. Treasury Bond — 3.00% 2044, fair value $2,111,856)	$2,070,000	$2,070,000
TOTAL SHORT-TERM INVESTMENTS — 1.7% (Cost $2,070,000)		$2,070,000
TOTAL INVESTMENTS — 98.5% (Cost $107,389,844)		$117,789,487
Other Assets and Liabilities, net — 1.5%		1,792,393
NET ASSETS — 100.0%		$119,581,880

*  Non-income producing security.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $105,798,559)	$116,125,561
Short-term investments — at amortized cost (maturities 60 days or less)	2,070,000
Cash	12
Due from broker — OTC derivatives collateral	514,768
Receivable for:
Investment securities sold	2,438,100
Dividends and interest	219,487
Capital Stock sold	5,055
Prepaid expenses and other assets	934
Total assets	121,373,917
LIABILITIES
Written options, at value (premiums received $478,715)	406,074
Payable for:
Investment securities purchased	1,094,313
Capital Stock repurchased	62,953
Advisory fees	57,440
Accrued expenses and other liabilities	171,257
Total liabilities	1,792,037
NET ASSETS	$119,581,880
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 12,221,980 outstanding shares	$122,220
Additional Paid-in Capital	110,207,008
Accumulated net realized loss on investments	(1,754,087)
Undistributed net investment income	608,333
Unrealized appreciation of investments	10,398,406
NET ASSETS	$119,581,880
NET ASSET VALUE
Offering and redemption price per share	$9.78

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $20,309)	$752,475
Interest	1,271
Total investment income	753,746
EXPENSES
Advisory fees	414,812
Legal fees	99,347
Reports to shareholders	69,422
Director fees and expenses	59,316
Transfer agent fees and expenses	49,174
Audit and tax services fees	25,065
Filing fees	20,067
Custodian fees	5,734
Administrative services fees	3,030
Professional fees	2,739
Other	2,566
Total expenses	751,272
Reimbursement from Adviser	(78,828)
Net expenses	672,444
Net investment income	81,302
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,025,840
Written options	170,035
Foreign currency transactions	(1,022)
Net change in unrealized appreciation (depreciation) of:
Investments	7,540,726
Written options	208,994
Translation of foreign currency denominated amounts	9,542
Net realized and unrealized gain	8,954,115
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,035,417

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$81,302	$558,074
Net realized gain (loss)	1,194,853	(2,192,579)
Net change in unrealized appreciation (depreciation)	7,759,262	(2,375,916)
Net increase (decrease) in net assets resulting from operations	9,035,417	(4,010,421)
Distributions to shareholders from:
Net realized capital gains	—	(1,226,393)
Total distributions	—	(1,226,393)
Capital Stock transactions:
Proceeds from Capital Stock sold	14,989,396	16,995,453
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	1,026,355
Cost of Capital Stock repurchased	(17,375,076)*	(66,488,439)*
Net decrease from Capital Stock transactions	(2,385,680)	(48,466,631)
Total change in net assets	6,649,737	(53,703,445)
NET ASSETS
Beginning of period	112,932,143	166,635,588
End of period	$119,581,880	$112,932,143
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	1,635,908	1,933,917
Shares issued to shareholders upon reinvestment of dividends and distributions	—	117,029
Shares of Capital Stock repurchased	(1,836,744)	(7,441,302)
Change in Capital Stock outstanding	(200,836)	(5,390,356)

*  Net of redemption fees of $3,310 and $5,272 for the period ended June 30, 2017 and year ended December 31, 2016, respectively.

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2017		Year Ended December 31
	(Unaudited)		2016	2015	2014	2013	2012
Per share operating performance:
Net asset value at beginning of period	$9.09		$9.36	$53.50	$49.53	$41.09	$36.36
Income from investment operations:
Net investment income (loss)*	$0.01		$0.04	$(0.01)	$(0.08)	—	$0.02
Net realized and unrealized gain (loss) on investment securities	$0.68		$(0.23)	$(4.38)	$8.08	$11.98	$5.35
Total from investment operations	$0.69		$(0.19)	$(4.39)	$8.00	$11.98	$5.37
Less distributions:
Dividends from net investment income	—		—	—	—	$(0.02)	—
Distributions from net realized capital gains	—		$(0.08)	$(39.75)	$(4.03)	(3.52)	$(0.64)
Total distributions	—		$(0.08)	$(39.75)	$(4.03)	$(3.54)	$(0.64)
Redemption fees	—	**	— **	— **	— **	— **	— **
Net asset value at end of period	$9.78		$9.09	$9.36	$53.50	$49.53	$41.09
Total investment return***	7.59%		(2.00)%	(3.68)%	16.38%	30.46%	14.96%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$119,582		$112,932	$166,636	$336,893	$310,921	$255,084
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.26	%†	1.20%	0.97%	0.94%	0.96%	1.02%
After reimbursement from Adviser	1.12	%†	1.11%	0.97%	0.94%	0.96%	1.02%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	—	%†	0.32%	(0.03)%	(0.16)%	(0.22)%	0.04%
After reimbursement from Adviser	0.14	%†	0.40%	(0.03)%	(0.16)%	(0.22)%	0.04%
Portfolio turnover rate	81	%†	115%	109%	5%	8%	2%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2017
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA U.S. Value Fund, Inc. (the "Fund") (formerly, FPA Perennial Fund, Inc.) is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $49,390,775 for the period ended June 30, 2017. The proceeds and cost of securities sold resulting in net realized gain of $1,025,840 aggregated $46,159,764 and $45,133,924, respectively, for the period ended June 30, 2017. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2017, was $105,722,855 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2017, for federal income tax purposes was $13,939,890 and $3,611,434, respectively resulting in net unrealized appreciation of $10,328,456. As of and during the period ended June 30, 2017, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2012 or by state tax authorities for years ended on or before December 31, 2011.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2017, the Fund paid aggregate fees and expenses of $59,316 to all Directors who are not affiliated persons of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2017, the Fund collected $3,310 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2017:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Entertainment Content	$21,291,844	—	—	$21,291,844
Health Care Supply Chain	15,118,861	—	—	15,118,861
Internet Media	7,245,304	—	—	7,245,304
Food & Drug Stores	6,520,478	—	—	6,520,478
Entertainment Facilities	5,257,230	—	—	5,257,230
Airlines	4,902,220	—	—	4,902,220
Home & Office Furnishings	4,180,437	—	—	4,180,437
Consumer, Cyclical	4,055,752	—	—	4,055,752
Home Improvement	3,928,210	—	—	3,928,210
Real Estate Services	3,323,125	—	—	3,323,125
Publishing & Broadcasting	3,113,130	—	—	3,113,130
Aircraft & Parts	2,454,708	—	—	2,454,708
Industrial Distribution & Rental	2,404,455	—	—	2,404,455
Managed Care	2,398,658	—	—	2,398,658
Insurance Brokers	2,385,544	—	—	2,385,544
Specialty Pharma	2,357,973	—	—	2,357,973
Health Care Services	2,322,890	—	—	2,322,890
Communications Equipment	2,246,712	—	—	2,246,712
Diversified Banks	2,190,320	—	—	2,190,320
Professional Services	2,133,440	—	—	2,133,440
Specialty Chemicals	2,060,172	—	—	2,060,172
Infrastructure Software	1,940,418	—	—	1,940,418
Home Products Stores	1,938,651	—	—	1,938,651
REIT	1,808,235	—	—	1,808,235
Health Care Facilities	1,438,800	—	—	1,438,800
Advertising & Marketing	1,194,023	—	—	1,194,023
Other Common Stocks	5,913,971	—	—	5,913,971
Short-Term Investment	—	$2,070,000	—	2,070,000
	$116,125,561	$2,070,000	—	$118,195,561
Equity Options (equity risk)	$—	$(406,074)	—	$(406,074)

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2017.

NOTE 8 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2017:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company: Repurchase Agreement	$2,070,000	$2,070,000	**	—	—
Link Brokers Derivatives Corp.: Call Option Written	(406,074)	(514,768)		—	$108,694

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $2,111,856 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA U.S. VALUE FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2017 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2016	$1,000.00	$1,000.00
Ending Account Value June 30, 2017	$1,075.90	$1,019.24
Expenses Paid During Period*	$5.76	$5.61

*  Expenses are equal to the Fund's annualized expense ratio of 1.12%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2017 (181/365 days).

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 5	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Director* Years Served: <1	Consultant. Formerly Chair of the Board, CEO and President of Transmerica Financial Advisers, Inc., and Chair of the Board and President of Transamerica Securities Sales Corp. from 1999 to 2009.	7
Mark L. Lipson – 1949†	Director* Years Served: 1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. – 1944†	Director* Years Served: 3	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 5	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Director* Years Served: 5	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
J. Richard Atwood – 1960	Director* and President Years Served: 20	Managing Partner of the Adviser.	7
Gregory Nathan – 1981	Vice President & Portfolio Manager Years Served: 1	Managing Director of the Adviser since 2015 Formerly Vice President of the Adviser from 2007 to 2015.
David C. Lebisky – 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Continued

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
E. Lake Setzler – 1967	Treasurer Years Served: 11	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA U.S. VALUE FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA U.S. VALUE FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2017 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. VALUE FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2017

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 6, 2017